Exhibit 99.3 Press Release

CORRECTING and REPLACING Chembio Diagnostics to Present at 2006 C.E. Unterberg, Towbin Life Sciences Conference on October 31, 2006

NEW YORK--(BUSINESS WIRE)--First graph, first sentence, the presentation time should read: 3:00 PM (EST) sted: (3:30 PM (EST)).

The corrected release reads:

CHEMBIO DIAGNOSTICS TO PRESENT AT 2006 C.E. UNTERBERG, TOWBIN LIFE SCIENCES CONFERENCE ON OCTOBER 31, 2006

Chembio Diagnostics, Inc.'s (OTCBB:CEMI - News) Chairman and President, Lawrence Siebert, will present at the 2006 C.E. Unterberg, Towbin Life Sciences Conference on Tuesday, October 31st at 3:00 PM (EST) at the New York Palace Hotel in New York City. A live webcast of the presentation will be available on the Company's website at www.chembio.com, and will be available for 30 days. Additional information regarding the conference can be found at www.unterberg.com.

Mr. Siebert's presentation will include a discussion about Chembio's recently announced marketing agreements as well as the opportunities for the Company's rapid diagnostic tests for infectious diseases. He will also highlight the positive impact that government funding, treatment goals, and CDC routine testing recommendations are having towards the worldwide demand for rapid HIV diagnostics.

ABOUT CHEMBIO
Chembio Diagnostics, Inc., a developer and manufacturer of rapid diagnostic tests for infectious diseases, is on the frontlines of the global battle against the AIDS pandemic. The Company has received marketing approval from the FDA for its SURE CHECK¨ HIV 1/2 and HIV 1/2 STAT-PAK(TM) rapid tests. The Company also manufactures rapid tests for veterinary Tuberculosis and Chagas Disease, and has developed a patent-pending technology, the Dual Path Platform (DPP(TM)), for its next generation HIV and other rapid tests. For additional information please visit www.chembio.com.

ABOUT C.E. UNTERBERG, TOWBIN
C.E. Unterberg, Towbin is committed to the emerging growth marketplace. We bring to bear our decades of experience working with promising technology innovators to provide sophisticated services and advice to emerging growth companies, their executives and investors.
Unterberg was formed in 1932 by Clarence Unterberg. In 1977 it merged with L.F. Rothschild to form L.F. Rothschild, Unterberg, Towbin. In 1990, the firm again became privately owned and independent when Clarence Unterberg's son, Thomas I. Unterberg, re-launched the firm as a full-service investment bank focused on emerging growth companies.
Today, Unterberg supplies capital and financial advice to emerging growth companies in the technology, health care and global security sectors. A relationship-driven bank, Unterberg is defined by its industry focus; a dedication to providing service by the senior members of the firm; its respected research team; global reach and perspective; and a commitment to serve the financial needs of tomorrow's industry leaders.

FORWARD-LOOKING STATEMENTS
Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the intent, belief or current expectations of the Company and its management. Such statements are estimates only, as the Company has not completed the preparation of its financial statements for those periods, nor has its auditor completed the audit of those results. Actual revenue may differ materially from those anticipated in this press release. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to Chembio's ability to obtain additional financing, to obtain regulatory approvals in a timely manner, and the demand for Chembio's products. Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Contact:
The Investor Relations Group
Investors:
James Carbonara, 212-825-3210
or
Media:
Susan Morgenbesser, 212-825-3210